UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): September 2, 2012

GLOBALWISE INVESTMENTS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-31671	87-0613716
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

2190 Dividend Drive
Columbus, Ohio		43228
(Address of principal executive offices)		(Zip Code)

(614) 921-8170

(Registrant's telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act.

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Explanatory Note

Globalwise Investments, Inc., (the "Company") has previously disclosed in the publicly filed documents with the Securities and Exchange Commission that its subsidiary, Intellinetics, Inc., has entered into promissory notes with Alpharion Partners. Between August 16, 2012 and September 2, 2012, Intellinetics Inc. and Alpharion Partners extended only the term without changing any other provisions of several of the notes and this Form 8-K describes such notes and their extensions.

Item 1.01. Entry into a Material Definitive Agreement.

On August 16, 2012, Intellinetics, Inc. (“Intellinetics”), the operating subsidiary of Globalwise Investments, Inc. and Alpharion Capital Partners (“Alpharion”) entered into a promissory note combination #1 agreement dated August 16, 2012, (the “Note Combination #1”) combining Alpharion Note #2, Alpharion Note #5, Alpharion Note #9, Alpharion Note #10, and Alpharion Note #11, (all such notes are hereinafter defined) with an aggregate principal amount of $118,556.39 and extending the due date of all such notes until September 30, 2012, without changing any other terms, The Note Combination #1 is filed as Exhibit 10.1 to this Current Report on Form 8-K. The summary of the terms of the Note Combination #1 contained herein is qualified in its entirety by reference such Exhibit 10.1.

On October 7, 2011, Intellinetics and Alpharion entered into a promissory note and subscription agreement dated October 7, 2011, in the principal amount of $7,500, at an interest rate of 3.25% (the “Alpharion Note #2”). The Alpharion Note #2 was due one hundred and eighty days from October 7, 2011. All past-due principal and accrued and past-due interest on the Alpharion Note #1 shall bear interest until paid at the rate of 3.25%. Pursuant to the Alpharion Note #2, the Company made certain customary representations, warranties and covenants. Payment of indebtedness under the Alpharion Note #2 may be accelerated upon a default in payment or in any of the terms, covenants, agreements, conditions or provisions of the Alpharion Note #2, if not cured pursuant to the terms therein, or in the event of any insolvency or bankruptcy of Intellinetics. The Alpharion Note #2 is filed as Exhibit 10.2 to this Current Report on Form 8-K. The summary of the terms of the Alpharion Note #2 contained herein is qualified in its entirety by reference such Exhibit 10.2.

On March 4, 2012, Intellinetics and Alpharion entered into a promissory note extension agreement dated March 4, 2012 (the “March 4, 2012 Extension Agreement”) extending the Alpharion Note #2 to a due date that is two hundred and seventy days from the October 7, 2011. All other provisions of Alpharion Note #2 were unchanged. The March 4, 2012 Extension Agreement is filed as Exhibit 10.3 to this Current Report on Form 8-K. The summary of the terms of the March 4, 2012 Extension Agreement contained herein is qualified in its entirety by reference such Exhibit 10.3.

On July 2, 2012, Intellinetics and Alpharion entered into a promissory note second extension agreement dated July 2, 2012 (the “July 2, 2012 Second Extension Agreement”) extending the Alpharion Note #2 to a due date that is three hundred fifteen days from the October 7, 2011. All other provisions of Alpharion Note #2 were unchanged. The July 2, 2012 Second Extension Agreement is filed as Exhibit 10.4 to this Current Report on Form 8-K. The summary of the terms of the July 2, 2012 Second Extension Agreement contained herein is qualified in its entirety by reference such Exhibit 10.4.

On November 21, 2011, Intellinetics and Alpharion entered into a promissory note and subscription agreement dated November 21, 2011, in the principal amount of $37,500, at an interest rate of 3.25% (the “Alpharion Note #5”). The Alpharion Note #5 was due one hundred and eighty days from November 21, 2011. All past-due principal and accrued and past-due interest on the Alpharion Note #5 shall bear interest until paid at the rate of 3.25%. Pursuant to the Alpharion Note #5, the Company made certain customary representations, warranties and covenants. Payment of indebtedness under the Alpharion Note #5 may be accelerated upon a default in payment or in any of the terms, covenants, agreements, conditions or provisions of the Alpharion Note #5, if not cured pursuant to the terms therein, or in the event of any insolvency or bankruptcy of Intellinetics. The Alpharion Note #5 is filed as Exhibit 10.5 to this Current Report on Form 8-K. The summary of the terms of the Alpharion Note #5 contained herein is qualified in its entirety by reference such Exhibit 10.5.

On May 13, 2012, Intellinetics and Alpharion entered into a promissory note extension agreement dated May 13,, 2012 (the “May 13, 2012 Extension Agreement”) extending the Alpharion Note #5 to a due date that is two hundred and seventy days from the November 21, 2011. All other provisions of Alpharion Note #5 were unchanged. The May 13, 2012 Extension Agreement is filed as Exhibit 10.6 to this Current Report on Form 8-K. The summary of the terms of the May 13, 2012 Extension Agreement contained herein is qualified in its entirety by reference such Exhibit 10.6.

On January 4, 2012, Intellinetics and Alpharion entered into a promissory note and subscription agreement dated January 4, 2012, in the principal amount of $13,556.39, at an interest rate of 3.25% (the “Alpharion Note #9”). The Alpharion Note #9 was due one hundred and eighty days from January 4, 2012. All past-due principal and accrued and past-due interest on the Alpharion Note #9 shall bear interest until paid at the rate of 3.25%. Pursuant to the Alpharion Note #9, the Company made certain customary representations, warranties and covenants. Payment of indebtedness under the Alpharion Note #9 may be accelerated upon a default in payment or in any of the terms, covenants, agreements, conditions or provisions of the Alpharion Note #9, if not cured pursuant to the terms therein, or in the event of any insolvency or bankruptcy of Intellinetics. The Alpharion Note #9 is filed as Exhibit 10.7 to this Current Report on Form 8-K. The summary of the terms of the Alpharion Note #9 contained herein is qualified in its entirety by reference such Exhibit 10.7.

2

On July 1, 2012, Intellinetics and Alpharion entered into a promissory note extension agreement dated July 1, 2012 (the “July 1, 2012 Extension Agreement”) extending the Alpharion Note #9 to a due date that is two hundred and twenty five days from the January 4, 2011. All other provisions of Alpharion Note #9 were unchanged. The July 1, 2012 Extension Agreement is filed as Exhibit 10.8 to this Current Report on Form 8-K. The summary of the terms of the July 1, 2012 Extension Agreement contained herein is qualified in its entirety by reference such Exhibit 10.8.

On January 9, 2012, Intellinetics and Alpharion entered into a promissory note and subscription agreement dated January 9, 2012, in the principal amount of $10,000, at an interest rate of 3.25% (the “Alpharion Note #10”). The Alpharion Note #10 was due one hundred and eighty days from January 9, 2012. All past-due principal and accrued and past-due interest on the Alpharion Note #10 shall bear interest until paid at the rate of 3.25%. Pursuant to the Alpharion Note #10, the Company made certain customary representations, warranties and covenants. Payment of indebtedness under the Alpharion Note #10 may be accelerated upon a default in payment or in any of the terms, covenants, agreements, conditions or provisions of the Alpharion Note #10, if not cured pursuant to the terms therein, or in the event of any insolvency or bankruptcy of Intellinetics. The Alpharion Note #10 is filed as Exhibit 10.9 to this Current Report on Form 8-K. The summary of the terms of the Alpharion Note #9 contained herein is qualified in its entirety by reference such Exhibit 10.9.

On July 6, 2012, Intellinetics and Alpharion entered into a promissory note extension agreement dated July 6, 2012 (the “July 6, 2012 Extension Agreement”) extending the Alpharion Note #10 to a due date that is two hundred and twenty five days from the January 6, 2011. All other provisions of Alpharion Note #10 were unchanged. The July 6, 2012 Extension Agreement is filed as Exhibit 10.10 to this Current Report on Form 8-K. The summary of the terms of the July 6, 2012 Extension Agreement contained herein is qualified in its entirety by reference such Exhibit 10.10.

On January 19, 2012, Intellinetics and Alpharion entered into a promissory note and subscription agreement dated January 19, 2012, in the principal amount of $50,000, at an interest rate of 3.25% (the “Alpharion Note #11”). The Alpharion Note #11 was due one hundred and eighty days from January 19, 2012. All past-due principal and accrued and past-due interest on the Alpharion Note #11 shall bear interest until paid at the rate of 3.25%. Pursuant to the Alpharion Note #10, the Company made certain customary representations, warranties and covenants. Payment of indebtedness under the Alpharion Note #11 may be accelerated upon a default in payment or in any of the terms, covenants, agreements, conditions or provisions of the Alpharion Note #11, if not cured pursuant to the terms therein, or in the event of any insolvency or bankruptcy of Intellinetics. The Alpharion Note #11 is filed as Exhibit 10.11 to this Current Report on Form 8-K. The summary of the terms of the Alpharion Note #9 contained herein is qualified in its entirety by reference such Exhibit 10.11.

On July 16, 2012, Intellinetics and Alpharion entered into a promissory note extension agreement dated July 16, 2012 (the “July 16, 2012 Extension Agreement”) extending the Alpharion Note #11 to a due date that is two hundred and twenty five days from the January 16, 2011. All other provisions of Alpharion Note #11 were unchanged. The July 16, 2012 Extension Agreement is filed as Exhibit 10.12 to this Current Report on Form 8-K. The summary of the terms of the July 16, 2012 Extension Agreement contained herein is qualified in its entirety by reference such Exhibit 10.12

On September 2, 2012, Intellinetics and Alpharion entered into a promissory note combination #2 agreement dated September 2, 2012, (the “Note Combination #2”) combining Alpharion Note #1, Alpharion Note #3, Alpharion Note #7, and Alpharion Note #15 (all such notes are hereinafter defined) with an aggregate principal amount of $115,000 and extending the due date of all such notes until November 16, 2012, without changing any other terms, The Note Combination #2 is filed as Exhibit 10.13 to this Current Report on Form 8-K. The summary of the terms of the Note Combination #2 contained herein is qualified in its entirety by reference such Exhibit 10.13.

On September 8, 2011, Intellinetics and Alpharion entered into a promissory note and subscription agreement dated September 8, 2011, in the principal amount of $17,500, at an interest rate of 3.25% (the “Alpharion Note #1”). The Alpharion Note #1 was due one hundred and eighty days from September 8, 2011. All past-due principal and accrued and past-due interest on the Alpharion Note #1 shall bear interest until paid at the rate of 3.25%. Pursuant to the Alpharion Note #1, the Company made certain customary representations, warranties and covenants. Payment of indebtedness under the Alpharion Note #1 may be accelerated upon a default in payment or in any of the terms, covenants, agreements, conditions or provisions of the Alpharion Note #1, if not cured pursuant to the terms therein, or in the event of any insolvency or bankruptcy of Intellinetics. The Alpharion Note #1 is filed as Exhibit 10.14 to this Current Report on Form 8-K. The summary of the terms of the Alpharion Note #1 contained herein is qualified in its entirety by reference such Exhibit 10.14.

On March 6, 2012, Intellinetics and Alpharion entered into a promissory note extension agreement dated March 6, 2012 (the “March 6, 2012 Extension Agreement”) extending the Alpharion Note #1 to a due date that is three hundred and sixty days from the September 8, 2011. All other provisions of Alpharion Note #1 were unchanged. The March 6, 2012 Extension Agreement is filed as Exhibit 10.15 to this Current Report on Form 8-K. The summary of the terms of the March 6, 2012 Extension Agreement contained herein is qualified in its entirety by reference such Exhibit 10.15.

3

On November 1, 2011, Intellinetics and Alpharion entered into a promissory note and subscription agreement dated November 1, 2011, in the principal amount of $7,500, at an interest rate of 3.25% (the “Alpharion Note #3”). The Alpharion Note #3 was due one hundred and eighty days from November 1, 2011. All past-due principal and accrued and past-due interest on the Alpharion Note #3 shall bear interest until paid at the rate of 3.25%. Pursuant to the Alpharion Note #3, the Company made certain customary representations, warranties and covenants. Payment of indebtedness under the Alpharion Note #3 may be accelerated upon a default in payment or in any of the terms, covenants, agreements, conditions or provisions of the Alpharion Note #3, if not cured pursuant to the terms therein, or in the event of any insolvency or bankruptcy of Intellinetics. The Alpharion Note #3 is filed as Exhibit 10.16 to this Current Report on Form 8-K. The summary of the terms of the Alpharion Note #3 contained herein is qualified in its entirety by reference such Exhibit 10.16.

On May 7, 2012, Intellinetics and Alpharion entered into a promissory note extension agreement dated May 7, 2012 (the “May 7, 2012 Extension Agreement”) extending the Alpharion Note #3 to a due date that is two hundred and seventy days from the November 1, 2011. All other provisions of Alpharion Note #3 were unchanged. The May 7, 2012 Extension Agreement is filed as Exhibit 10.17 to this Current Report on Form 8-K. The summary of the terms of the May 7, 2012 Extension Agreement contained herein is qualified in its entirety by reference such Exhibit 10.17.

On July 27, 2012, Intellinetics and Alpharion entered into a promissory note second extension agreement dated July 27, 2012 (the “July 27, 2012 Extension Agreement”) extending the Alpharion Note #3 to a due date that is three hundred and fifteen days from the November 1, 2011. All other provisions of Alpharion Note #3 were unchanged. The July 27, 2012 Extension Agreement is filed as Exhibit 10.18 to this Current Report on Form 8-K. The summary of the terms of the July 27, 2012 Extension Agreement contained herein is qualified in its entirety by reference such Exhibit 10.18.

On December 7, 2011, Intellinetics and Alpharion entered into a promissory note and subscription agreement dated December 7, 2011, in the principal amount of $80,000, at an interest rate of 3.25% (the “Alpharion Note #7”). The Alpharion Note #7 was due one hundred and eighty days from December 7, 2011. All past-due principal and accrued and past-due interest on the Alpharion Note #7 shall bear interest until paid at the rate of 3.25%. Pursuant to the Alpharion Note #7, the Company made certain customary representations, warranties and covenants. Payment of indebtedness under the Alpharion Note #7 may be accelerated upon a default in payment or in any of the terms, covenants, agreements, conditions or provisions of the Alpharion Note #7, if not cured pursuant to the terms therein, or in the event of any insolvency or bankruptcy of Intellinetics. The Alpharion Note #7 is filed as Exhibit 10.19 to this Current Report on Form 8-K. The summary of the terms of the Alpharion Note #7 contained herein is qualified in its entirety by reference such Exhibit 10.19.

On June 4, 2012, Intellinetics and Alpharion entered into a promissory note extension agreement dated June 4, 2012 (the “June 4, 2012 Extension Agreement”) extending the Alpharion Note #7 to a due date that is two hundred and seventy days from December 7, 2011. All other provisions of Alpharion Note #7 were unchanged. The June 4, 2012 Extension Agreement is filed as Exhibit 10.20 to this Current Report on Form 8-K. The summary of the terms of the June 4, 2012 Extension Agreement contained herein is qualified in its entirety by reference such Exhibit 10.20.

On February 14, 2012, Intellinetics and Alpharion entered into a promissory note and subscription agreement dated February 14, 2012, in the principal amount of $10,000, at an interest rate of 3.25% (the “Alpharion Note #15”). The Alpharion Note #15 was due one hundred and eighty days from February 14, 2012. All past-due principal and accrued and past-due interest on the Alpharion Note #15 shall bear interest until paid at the rate of 3.25%. Pursuant to the Alpharion Note #15, the Company made certain customary representations, warranties and covenants. Payment of indebtedness under the Alpharion Note #15 may be accelerated upon a default in payment or in any of the terms, covenants, agreements, conditions or provisions of the Alpharion Note #15, if not cured pursuant to the terms therein, or in the event of any insolvency or bankruptcy of Intellinetics. The Alpharion Note #15 is filed as Exhibit 10.21 to this Current Report on Form 8-K. The summary of the terms of the Alpharion Note #15 contained herein is qualified in its entirety by reference such Exhibit 10.21.

On August 11, 2012, Intellinetics and Alpharion entered into a promissory note extension agreement dated August 11, 2012 (the “August 11, 2012 Extension Agreement”) extending the Alpharion Note #15 to a due date that is two hundred and twenty five days from February 14, 2012. All other provisions of Alpharion Note #15 were unchanged. The August 11, 2012 Extension Agreement is filed as Exhibit 10.22 to this Current Report on Form 8-K. The summary of the terms of the August 11, 2012 Extension Agreement contained herein is qualified in its entirety by reference such Exhibit 10.22.

On September 2, 2012, Intellinetics and Alpharion entered into a promissory note combination #3 agreement dated September 2, 2012, (the “Note Combination #3”) combining Alpharion Note #8, Alpharion Note #18, (all such notes are hereinafter defined) with an aggregate principal amount of $119,000 and extending the due date of all such notes until November 16, 2012, without changing any other terms, The Note Combination #3 is filed as Exhibit 10.23 to this Current Report on Form 8-K. The summary of the terms of the Note Combination #3 contained herein is qualified in its entirety by reference such Exhibit 10.23.

On December 9, 2011, Intellinetics and Alpharion entered into a promissory note and subscription agreement dated December 9, 2011, in the principal amount of $15,000, at an interest rate of 3.25% (the “Alpharion Note #8”). The Alpharion Note #8 was due one hundred and eighty days from December 9, 2011. All past-due principal and accrued and past-due interest on the Alpharion Note #8 shall bear interest until paid at the rate of 3.25%. Pursuant to the Alpharion Note #8, the Company made certain customary representations, warranties and covenants. Payment of indebtedness under the Alpharion Note #8 may be accelerated upon a default in payment or in any of the terms, covenants, agreements, conditions or provisions of the Alpharion Note #8, if not cured pursuant to the terms therein, or in the event of any insolvency or bankruptcy of Intellinetics. The Alpharion Note #8 is filed as Exhibit 10.24 to this Current Report on Form 8-K. The summary of the terms of the Alpharion Note #8 contained herein is qualified in its entirety by reference such Exhibit 10.24.

4

On June 6, 2012, Intellinetics and Alpharion entered into a promissory note extension agreement dated June 6, 2012 (the “June 6, 2012 Extension Agreement”) extending the Alpharion Note #8 to a due date that is two hundred and seventy days from the December 9, 2011. All other provisions of Alpharion Note #8 were unchanged. The June 6, 2012 Extension Agreement is filed as Exhibit 10.25 to this Current Report on Form 8-K. The summary of the terms of the June 6, 2012 Extension Agreement contained herein is qualified in its entirety by reference such Exhibit 10.25.

On March 9, 2012, Intellinetics and Alpharion entered into a promissory note and subscription agreement dated March 9, 2012, in the principal amount of $104,000, at an interest rate of 3.25% (the “Alpharion Note #18”). The Alpharion Note #18 was due one hundred and eighty days from March 9, 2012. All past-due principal and accrued and past-due interest on the Alpharion Note #18 shall bear interest until paid at the rate of 3.25%. Pursuant to the Alpharion Note #18, the Company made certain customary representations, warranties and covenants. Payment of indebtedness under the Alpharion Note #18 may be accelerated upon a default in payment or in any of the terms, covenants, agreements, conditions or provisions of the Alpharion Note #18, if not cured pursuant to the terms therein, or in the event of any insolvency or bankruptcy of Intellinetics. The Alpharion Note #18 is filed as Exhibit 10.26 to this Current Report on Form 8-K. The summary of the terms of the Alpharion Note #8 contained herein is qualified in its entirety by reference such Exhibit 10.26.

On September 2, 2012, Intellinetics and Alpharion entered into a promissory note combination #4 agreement dated September 2, 2012, (the “Note Combination #4”) combining Alpharion Note #12, Alpharion Note #14, Alpharion Note #19, and Alpharion Note #20 (all such notes are hereinafter defined) with an aggregate principal amount of $111,500 and extending the due date of all such notes until November 16, 2012, without changing any other terms, The Note Combination #4 is filed as Exhibit 10.27 to this Current Report on Form 8-K. The summary of the terms of the Note Combination #4 contained herein is qualified in its entirety by reference such Exhibit 10.27.

On January 27, 2012, Intellinetics and Alpharion entered into a promissory note and subscription agreement dated January 27, 2012, in the principal amount of $5,000, at an interest rate of 3.25% (the “Alpharion Note #12”). The Alpharion Note #12 was due one hundred and eighty days from January 27, 2012. All past-due principal and accrued and past-due interest on the Alpharion Note #12 shall bear interest until paid at the rate of 3.25%. Pursuant to the Alpharion Note #12, the Company made certain customary representations, warranties and covenants. Payment of indebtedness under the Alpharion Note #12 may be accelerated upon a default in payment or in any of the terms, covenants, agreements, conditions or provisions of the Alpharion Note #12, if not cured pursuant to the terms therein, or in the event of any insolvency or bankruptcy of Intellinetics. The Alpharion Note #12 is filed as Exhibit 10.28 to this Current Report on Form 8-K. The summary of the terms of the Alpharion Note #12 contained herein is qualified in its entirety by reference such Exhibit 10.28.

On July 24, 2012, Intellinetics and Alpharion entered into a promissory note extension agreement dated July 24, 2012 (the “July 24, 2012 Extension Agreement”) extending the Alpharion Note #12 to a due date that is two hundred and twenty five days from January 27, 2012. All other provisions of Alpharion Note #12 were unchanged. The July 24, 2012 Extension Agreement is filed as Exhibit 10.29 to this Current Report on Form 8-K. The summary of the terms of the July 24, 2012 Extension Agreement contained herein is qualified in its entirety by reference such Exhibit 10.29.

On February 10, 2012, Intellinetics and Alpharion entered into a promissory note and subscription agreement dated February 10, 2012, in the principal amount of $85,000, at an interest rate of 3.25% (the “Alpharion Note #14”). The Alpharion Note #14 was due one hundred and eighty days from February 10, 2012. All past-due principal and accrued and past-due interest on the Alpharion Note #14 shall bear interest until paid at the rate of 3.25%. Pursuant to the Alpharion Note #14, the Company made certain customary representations, warranties and covenants. Payment of indebtedness under the Alpharion Note #14 may be accelerated upon a default in payment or in any of the terms, covenants, agreements, conditions or provisions of the Alpharion Note #14, if not cured pursuant to the terms therein, or in the event of any insolvency or bankruptcy of Intellinetics. The Alpharion Note #14 is filed as Exhibit 10.30 to this Current Report on Form 8-K. The summary of the terms of the Alpharion Note #14 contained herein is qualified in its entirety by reference such Exhibit 10.30.

On August 7, 2012, Intellinetics and Alpharion entered into a promissory note extension agreement dated July 24, 2012 (the “August 7, 2012 Extension Agreement”) extending the Alpharion Note #14 to a due date that is two hundred and twenty five days from February 10, 2012. All other provisions of Alpharion Note #14 were unchanged. The August 7, 2012 Extension Agreement is filed as Exhibit 10.31 to this Current Report on Form 8-K. The summary of the terms of the August 7, 2012 Extension Agreement contained herein is qualified in its entirety by reference such Exhibit 10.31.

On March 14, 2011, Intellinetics and Alpharion entered into a promissory note and subscription agreement dated March 14, 2011, in the principal amount of $15,000, at an interest rate of 3.25% (the “Alpharion Note #19”). The Alpharion Note #19 was due one hundred and eighty days from March 14, 2011. All past-due principal and accrued and past-due interest on the Alpharion Note #19 shall bear interest until paid at the rate of 3.25%. Pursuant to the Alpharion Note #19, the Company made certain customary representations, warranties and covenants. Payment of indebtedness under the Alpharion Note #19 may be accelerated upon a default in payment or in any of the terms, covenants, agreements, conditions or provisions of the Alpharion Note #19, if not cured pursuant to the terms therein, or in the event of any insolvency or bankruptcy of Intellinetics. The Alpharion Note #19 is filed as Exhibit 10.32 to this Current Report on Form 8-K. The summary of the terms of the Alpharion Note #19 contained herein is qualified in its entirety by reference such Exhibit 10.32.

5

On March 15, 2011, Intellinetics and Alpharion entered into a promissory note and subscription agreement dated March 15, 2011, in the principal amount of $6,500, at an interest rate of 3.25% (the “Alpharion Note #20”). The Alpharion Note #20 was due one hundred and eighty days from March 15, 2011. All past-due principal and accrued and past-due interest on the Alpharion Note #20 shall bear interest until paid at the rate of 3.25%. Pursuant to the Alpharion Note #20, the Company made certain customary representations, warranties and covenants. Payment of indebtedness under the Alpharion Note #20 may be accelerated upon a default in payment or in any of the terms, covenants, agreements, conditions or provisions of the Alpharion Note #20, if not cured pursuant to the terms therein, or in the event of any insolvency or bankruptcy of Intellinetics. The Alpharion Note #20 is filed as Exhibit 10.33 to this Current Report on Form 8-K. The summary of the terms of the Alpharion Note #20 contained herein is qualified in its entirety by reference such Exhibit 10.33.

On September 2, 2012, Intellinetics and Alpharion entered into a promissory note combination #5 agreement dated September 2, 2012, (the “Note Combination #5”) combining Alpharion Note #13 and Alpharion Note #16, (all such notes are hereinafter defined) with an aggregate principal amount of $50,000 and extending the due date of all such notes until November 16, 2012, without changing any other terms, The Note Combination #5 is filed as Exhibit 10.34 to this Current Report on Form 8-K. The summary of the terms of the Note Combination #5 contained herein is qualified in its entirety by reference such Exhibit 10.34.

On January 31, 2012, Intellinetics and Alpharion entered into a promissory note and subscription agreement dated January 31, 2012, in the principal amount of $35,000, at an interest rate of 3.25% (the “Alpharion Note #13”). The Alpharion Note #13 was due one hundred and eighty days from January 31, 2012. All past-due principal and accrued and past-due interest on the Alpharion Note #13 shall bear interest until paid at the rate of 3.25%. Pursuant to the Alpharion Note #13, the Company made certain customary representations, warranties and covenants. Payment of indebtedness under the Alpharion Note #13 may be accelerated upon a default in payment or in any of the terms, covenants, agreements, conditions or provisions of the Alpharion Note #13, if not cured pursuant to the terms therein, or in the event of any insolvency or bankruptcy of Intellinetics. The Alpharion Note #13 is filed as Exhibit 10.35 to this Current Report on Form 8-K. The summary of the terms of the Alpharion Note #13 contained herein is qualified in its entirety by reference such Exhibit 10.35.

On July 28, 2012, Intellinetics and Alpharion entered into a promissory note extension agreement dated July 28, 2012 (the “July 28, 2012 Extension Agreement”) extending the Alpharion Note #13 to a due date that is two hundred and twenty five days from January 31, 2012. All other provisions of Alpharion Note #13 were unchanged. The July 28, 2012 Extension Agreement is filed as Exhibit 10.36 to this Current Report on Form 8-K. The summary of the terms of the July 28, 2012 Extension Agreement contained herein is qualified in its entirety by reference such Exhibit 10.36.

On February 15, 2012, Intellinetics and Alpharion entered into a promissory note and subscription agreement dated February 15, 2012, in the principal amount of $15,000, at an interest rate of 3.25% (the “Alpharion Note #16”). The Alpharion Note #16 was due one hundred and eighty days from February 15, 2012. All past-due principal and accrued and past-due interest on the Alpharion Note #16 shall bear interest until paid at the rate of 3.25%. Pursuant to the Alpharion Note #16, the Company made certain customary representations, warranties and covenants. Payment of indebtedness under the Alpharion Note #16 may be accelerated upon a default in payment or in any of the terms, covenants, agreements, conditions or provisions of the Alpharion Note #16, if not cured pursuant to the terms therein, or in the event of any insolvency or bankruptcy of Intellinetics. The Alpharion Note #16 is filed as Exhibit 10.37 to this Current Report on Form 8-K. The summary of the terms of the Alpharion Note #16 contained herein is qualified in its entirety by reference such Exhibit 10.37.

On August 12, 2012, Intellinetics and Alpharion entered into a promissory note extension agreement dated August 12, 2012 (the “August 12, 2012 Extension Agreement”) extending the Alpharion Note #16 to a due date that is two hundred and twenty five days from February 15, 2012. All other provisions of Alpharion Note #16 were unchanged. The August 12, 2012 Extension Agreement is filed as Exhibit 10.38 to this Current Report on Form 8-K. The summary of the terms of the August 12, 2012 Extension Agreement contained herein is qualified in its entirety by reference such Exhibit 10.38.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On August 16, 2012, Intellinetics and Alpharion entered into the Note Combination #1. The terms of the Note Combination #1 are described in Item 1.01 of this Current Report on Form 8-K, which description is incorporated herein by reference.

On September 2, 2012, Intellinetics and Alpharion entered into the Note Combination #2. The terms of the Note Combination #2 are described in Item 1.01 of this Current Report on Form 8-K, which description is incorporated herein by reference.

On September 2, 2012, Intellinetics and Alpharion entered into the Note Combination #3. The terms of the Note Combination #3 are described in Item 1.01 of this Current Report on Form 8-K, which description is incorporated herein by reference.

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On September 2, 2012, Intellinetics and Alpharion entered into the Note Combination #4. The terms of the Note Combination #4 are described in Item 1.01 of this Current Report on Form 8-K, which description is incorporated herein by reference.

On September 2, 2012, Intellinetics and Alpharion entered into the Note Combination #5. The terms of the Note Combination #5 are described in Item 1.01 of this Current Report on Form 8-K, which description is incorporated herein by reference.

Item 9.01.           Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Name of Exhibit

10.1*	Promissory note combination #1 agreement dated August 16, 2012, by and among Intellinetics and Alpharion combining Alpharion Note #2, Alpharion Note #5, Alpharion Note #9, Alpharion Note #10, and Alpharion Note #11, with an aggregate principal amount of $118,556.39 and extending the due date of all such notes until September 30, 2012.
10.2*	Promissory note and subscription agreement dated October 7, 2011, by and among Intellinetics and Alpharion in the principal amount of $7,500.
10.3*	Promissory note extension agreement dated March 4, 2012 by and among Intellinetics and Alpharion.
10.4*	Promissory note second extension agreement dated July 2, 2012 by and among Intellinetics and Alpharion.
10.5*	Promissory note and subscription agreement dated November 21, 2011, by and among Intellinetics and Alpharion in the principal amount of $37,500.
10.6*	Promissory note extension agreement dated May 13,, 2012 by and among Intellinetics and Alpharion.
10.7*	Promissory note and subscription agreement dated January 4, 2012, by and among Intellinetics and Alpharion in the principal amount of $13,556.39.
10.8*	Promissory note extension agreement dated July 1, 2012 by and among Intellinetics and Alpharion.
10.9*	Promissory note and subscription agreement dated January 9, 2012, by and among Intellinetics and Alpharion in the principal amount of $10,000, at an interest rate of 3.25%.
10.10*	Promissory note extension agreement dated July 6, 2012 by and among Intellinetics and Alpharion.
10.11*	Promissory note and subscription agreement dated January 19, 2012, by and among Intellinetics and Alpharion in the principal amount of $50,000.
10.12*	Promissory note extension agreement dated July 16, 2012 by and among Intellinetics and Alpharion.
10.13*	Promissory note combination #2 agreement dated September 2, 2012, (the “Note Combination #2”) by and among Intellinetics and Alpharion combining Alpharion Note #1, Alpharion Note #3, Alpharion Note #7, and Alpharion Note #15 with an aggregate principal amount of $115,000 and extending the due date of all such notes until November 16, 2012.
10.14*	Promissory note and subscription agreement dated September 8, 2011, in the principal amount of $17,500, by and among Intellinetics and Alpharion.
10.15*	Promissory note extension agreement dated March 6, 2012 by and among Intellinetics and Alpharion.
10.16*	Promissory note and subscription agreement dated November 1, 2011, in the principal amount of $7,500,. by and among Intellinetics and Alpharion
10.17*	Promissory note extension agreement dated May 7, 2012 by and among Intellinetics and Alpharion.
10.18*	Promissory note second extension agreement dated July 27, 2012 by and among Intellinetics and Alpharion.
10.19*	Promissory note and subscription agreement dated December 7, 2011, in the principal amount of $80,000, by and among Intellinetics and Alpharion.
10.20*	Promissory note extension agreement dated June 4, 2012 by and among Intellinetics and Alpharion.
10.21*	Promissory note and subscription agreement dated February 14, 2012, in the principal amount of $10,000, by and among Intellinetics and Alpharion.
10.22*	Promissory note extension agreement dated August 11, 2012 by and among Intellinetics and Alpharion.
10.23*	Promissory note combination #3 agreement dated September 2, 2012, (the “Note Combination #3”) by and among Intellinetics and Alpharion combining Alpharion Note #8, Alpharion Note #18, with an aggregate principal amount of $119,000 and extending the due date of all such notes until November 16, 2012.
10.24*	Promissory note and subscription agreement dated December 9, 2011, in the principal amount of $15,000, by and among Intellinetics and Alpharion.
10.25*	Promissory note extension agreement dated June 6, 2012 by and among Intellinetics and Alpharion.
10.26*	Promissory note and subscription agreement dated March 9, 2012, in the principal amount of $104,000, by and among Intellinetics and Alpharion.
10.27*	Promissory note combination #4 agreement dated September 2, 2012, (the “Note Combination #4”) by and among Intellinetics and Alpharion combining Alpharion Note #12, Alpharion Note #14, Alpharion Note #19, and Alpharion Note #20 with an aggregate principal amount of $111,500.
10.28*	Promissory note and subscription agreement dated January 27, 2012, in the principal amount of $5,000, by and among Intellinetics and Alpharion.

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10.29*	Promissory note extension agreement dated July 24, 2012 by and among Intellinetics and Alpharion.
10.30*	Promissory note and subscription agreement dated February 10, 2012, in the principal amount of $85,000,. by and among Intellinetics and Alpharion.
10.31*	Promissory note extension agreement dated July 24, 2012 by and among Intellinetics and Alpharion.
10.32*	Promissory note and subscription agreement dated March 14, 2011, in the principal amount of $15,000, by and among Intellinetics and Alpharion.
10.33*	Promissory note and subscription agreement dated March 15, 2011, in the principal amount of $6,500, by and among Intellinetics and Alpharion.
10.34*	Promissory note combination #5 agreement dated September 2, 2012, by and among Intellinetics and Alpharion.
10.35*	Promissory note and subscription agreement dated January 31, 2012, in the principal amount of $35,000, by and among Intellinetics and Alpharion.
10.36*	Promissory note extension agreement dated July 28, 2012 by and among Intellinetics and Alpharion.
10.37*	Promissory note and subscription agreement dated February 15, 2012, by and among Intellinetics and Alpharion.
10.38*	Promissory note extension agreement dated August 12, 2012 by and among Intellinetics and Alpharion.

* To be filed by amendment.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 7, 2012

GLOBALWISE INVESTMENTS, INC. (Registrant)

By:	/s/ William J. Santiago
Name:	William J. Santiago
Title:	President and Chief Executive Officer

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EXHIBIT INDEX

10.1*	Promissory note combination #1 agreement dated August 16, 2012, by and among Intellinetics and Alpharion combining Alpharion Note #2, Alpharion Note #5, Alpharion Note #9, Alpharion Note #10, and Alpharion Note #11, with an aggregate principal amount of $118,556.39 and extending the due date of all such notes until September 30, 2012.
10.2*	Promissory note and subscription agreement dated October 7, 2011, by and among Intellinetics and Alpharion in the principal amount of $7,500.
10.3*	Promissory note extension agreement dated March 4, 2012 by and among Intellinetics and Alpharion.
10.4*	Promissory note second extension agreement dated July 2, 2012 by and among Intellinetics and Alpharion.
10.5*	Promissory note and subscription agreement dated November 21, 2011, by and among Intellinetics and Alpharion in the principal amount of $37,500.
10.6*	Promissory note extension agreement dated May 13,, 2012 by and among Intellinetics and Alpharion.
10.7*	Promissory note and subscription agreement dated January 4, 2012, by and among Intellinetics and Alpharion in the principal amount of $13,556.39.
10.8*	Promissory note extension agreement dated July 1, 2012 by and among Intellinetics and Alpharion.
10.9*	Promissory note and subscription agreement dated January 9, 2012, by and among Intellinetics and Alpharion in the principal amount of $10,000, at an interest rate of 3.25%.
10.10*	Promissory note extension agreement dated July 6, 2012 by and among Intellinetics and Alpharion.
10.11*	Promissory note and subscription agreement dated January 19, 2012, by and among Intellinetics and Alpharion in the principal amount of $50,000.
10.12*	Promissory note extension agreement dated July 16, 2012 by and among Intellinetics and Alpharion.
10.13*	Promissory note combination #2 agreement dated September 2, 2012, (the “Note Combination #2”) by and among Intellinetics and Alpharion combining Alpharion Note #1, Alpharion Note #3, Alpharion Note #7, and Alpharion Note #15 with an aggregate principal amount of $115,000 and extending the due date of all such notes until November 16, 2012.
10.14*	Promissory note and subscription agreement dated September 8, 2011, in the principal amount of $17,500, by and among Intellinetics and Alpharion.
10.15*	Promissory note extension agreement dated March 6, 2012 by and among Intellinetics and Alpharion.
10.16*	Promissory note and subscription agreement dated November 1, 2011, in the principal amount of $7,500,. by and among Intellinetics and Alpharion
10.17*	Promissory note extension agreement dated May 7, 2012 by and among Intellinetics and Alpharion.
10.18*	Promissory note second extension agreement dated July 27, 2012 by and among Intellinetics and Alpharion.
10.19*	Promissory note and subscription agreement dated December 7, 2011, in the principal amount of $80,000, by and among Intellinetics and Alpharion.
10.20*	Promissory note extension agreement dated June 4, 2012 by and among Intellinetics and Alpharion.
10.21*	Promissory note and subscription agreement dated February 14, 2012, in the principal amount of $10,000, by and among Intellinetics and Alpharion.
10.22*	Promissory note extension agreement dated August 11, 2012 by and among Intellinetics and Alpharion.
10.23*	Promissory note combination #3 agreement dated September 2, 2012, (the “Note Combination #3”) by and among Intellinetics and Alpharion combining Alpharion Note #8, Alpharion Note #18, with an aggregate principal amount of $119,000 and extending the due date of all such notes until November 16, 2012.
10.24*	Promissory note and subscription agreement dated December 9, 2011, in the principal amount of $15,000, by and among Intellinetics and Alpharion.
10.25*	Promissory note extension agreement dated June 6, 2012 by and among Intellinetics and Alpharion.
10.26*	Promissory note and subscription agreement dated March 9, 2012, in the principal amount of $104,000, by and among Intellinetics and Alpharion.
10.27*	Promissory note combination #4 agreement dated September 2, 2012, (the “Note Combination #4”) by and among Intellinetics and Alpharion combining Alpharion Note #12, Alpharion Note #14, Alpharion Note #19, and Alpharion Note #20 with an aggregate principal amount of $111,500.
10.28*	Promissory note and subscription agreement dated January 27, 2012, in the principal amount of $5,000, by and among Intellinetics and Alpharion.
10.29*	Promissory note extension agreement dated July 24, 2012 by and among Intellinetics and Alpharion.
10.30*	Promissory note and subscription agreement dated February 10, 2012, in the principal amount of $85,000,. by and among Intellinetics and Alpharion.
10.31*	Promissory note extension agreement dated July 24, 2012 by and among Intellinetics and Alpharion.
10.32*	Promissory note and subscription agreement dated March 14, 2011, in the principal amount of $15,000, by and among Intellinetics and Alpharion.
10.33*	Promissory note and subscription agreement dated March 15, 2011, in the principal amount of $6,500, by and among Intellinetics and Alpharion.
10.34*	Promissory note combination #5 agreement dated September 2, 2012, by and among Intellinetics and Alpharion.
10.35*	Promissory note and subscription agreement dated January 31, 2012, in the principal amount of $35,000, by and among Intellinetics and Alpharion.
10.36*	Promissory note extension agreement dated July 28, 2012 by and among Intellinetics and Alpharion.
10.37*	Promissory note and subscription agreement dated February 15, 2012, by and among Intellinetics and Alpharion.
10.38*	Promissory note extension agreement dated August 12, 2012 by and among Intellinetics and Alpharion.

* To be filed by amendment.

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